Exhibit 24.1

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Frank H. Menaker, Jr., Marian S. Block and David A. Dedman, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place, and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of Lockheed Martin Corporation (the “Company”) to one or more Registration Statements under the Securities Act of 1933, as amended, on Form S-4 or other applicable form, and any amendments thereto, and all post-effective amendments and supplements to such registration statement, including amendments filed on Form S-3 and Form S-8, for the registration of shares of common stock, $1.00 par value per share (“Company Common Stock”) to be offered and sold in connection with the acquisition by the Company of The Titan Corporation, in such forms as they or any one of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to the performance and execution of the powers herein expressly granted, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 25th day of September, 2003.

/s/ Vance D. Coffman
Vance D. Coffman
Chairman and Chief Executive Officer and Director

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Frank H. Menaker, Jr., Marian S. Block and David A. Dedman, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place, and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of Lockheed Martin Corporation (the “Company”) to one or more Registration Statements under the Securities Act of 1933, as amended, on Form S-4 or other applicable form, and any amendments thereto, and all post-effective amendments and supplements to such registration statement, including amendments filed on Form S-3 and Form S-8, for the registration of shares of common stock, $1.00 par value per share (“Company Common Stock”) to be offered and sold in connection with the acquisition by the Company of The Titan Corporation, in such forms as they or any one of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to the performance and execution of the powers herein expressly granted, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 25th day of September, 2003.

/s/ E.C. Aldridge, Jr.
E. C. Aldridge, Jr.
Director

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Frank H. Menaker, Jr., Marian S. Block and David A. Dedman, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place, and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of Lockheed Martin Corporation (the “Company”) to one or more Registration Statements under the Securities Act of 1933, as amended, on Form S-4 or other applicable form, and any amendments thereto, and all post-effective amendments and supplements to such registration statement, including amendments filed on Form S-3 and Form S-8, for the registration of shares of common stock, $1.00 par value per share (“Company Common Stock”) to be offered and sold in connection with the acquisition by the Company of The Titan Corporation, in such forms as they or any one of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to the performance and execution of the powers herein expressly granted, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 25th day of September, 2003.

/s/ Nolan D. Archibald
Nolan D. Archibald
Director

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Frank H. Menaker, Jr., Marian S. Block and David A. Dedman, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place, and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of Lockheed Martin Corporation (the “Company”) to one or more Registration Statements under the Securities Act of 1933, as amended, on Form S-4 or other applicable form, and any amendments thereto, and all post-effective amendments and supplements to such registration statement, including amendments filed on Form S-3 and Form S-8, for the registration of shares of common stock, $1.00 par value per share (“Company Common Stock”) to be offered and sold in connection with the acquisition by the Company of The Titan Corporation, in such forms as they or any one of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to the performance and execution of the powers herein expressly granted, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 25th day of September, 2003.

/s/ Norman R. Augustine
Norman R. Augustine
Director

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Frank H. Menaker, Jr., Marian S. Block and David A. Dedman, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place, and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of Lockheed Martin Corporation (the “Company”) to one or more Registration Statements under the Securities Act of 1933, as amended, on Form S-4 or other applicable form, and any amendments thereto, and all post-effective amendments and supplements to such registration statement, including amendments filed on Form S-3 and Form S-8, for the registration of shares of common stock, $1.00 par value per share (“Company Common Stock”) to be offered and sold in connection with the acquisition by the Company of The Titan Corporation, in such forms as they or any one of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to the performance and execution of the powers herein expressly granted, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 25th day of September, 2003.

/s/ Marcus C. Bennett
Marcus C. Bennett
Director

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Frank H. Menaker, Jr., Marian S. Block and David A. Dedman, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place, and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of Lockheed Martin Corporation (the “Company”) to one or more Registration Statements under the Securities Act of 1933, as amended, on Form S-4 or other applicable form, and any amendments thereto, and all post-effective amendments and supplements to such registration statement, including amendments filed on Form S-3 and Form S-8, for the registration of shares of common stock, $1.00 par value per share (“Company Common Stock”) to be offered and sold in connection with the acquisition by the Company of The Titan Corporation, in such forms as they or any one of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to the performance and execution of the powers herein expressly granted, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 25th day of September, 2003.

/s/ Gwendolyn S. King
Gwendolyn S. King
Director

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Frank H. Menaker, Jr., Marian S. Block and David A. Dedman, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place, and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of Lockheed Martin Corporation (the “Company”) to one or more Registration Statements under the Securities Act of 1933, as amended, on Form S-4 or other applicable form, and any amendments thereto, and all post-effective amendments and supplements to such registration statement, including amendments filed on Form S-3 and Form S-8, for the registration of shares of common stock, $1.00 par value per share (“Company Common Stock”) to be offered and sold in connection with the acquisition by the Company of The Titan Corporation, in such forms as they or any one of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to the performance and execution of the powers herein expressly granted, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 25th day of September, 2003.

/s/ Douglas H. McCorkindale
Douglas H. McCorkindale
Director

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Frank H. Menaker, Jr., Marian S. Block and David A. Dedman, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place, and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of Lockheed Martin Corporation (the “Company”) to one or more Registration Statements under the Securities Act of 1933, as amended, on Form S-4 or other applicable form, and any amendments thereto, and all post-effective amendments and supplements to such registration statement, including amendments filed on Form S-3 and Form S-8, for the registration of shares of common stock, $1.00 par value per share (“Company Common Stock”) to be offered and sold in connection with the acquisition by the Company of The Titan Corporation, in such forms as they or any one of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to the performance and execution of the powers herein expressly granted, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 25th day of September, 2003.

/s/ Eugene F. Murphy
Eugene F. Murphy
Director

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Frank H. Menaker, Jr., Marian S. Block and David A. Dedman, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place, and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of Lockheed Martin Corporation (the “Company”) to one or more Registration Statements under the Securities Act of 1933, as amended, on Form S-4 or other applicable form, and any amendments thereto, and all post-effective amendments and supplements to such registration statement, including amendments filed on Form S-3 and Form S-8, for the registration of shares of common stock, $1.00 par value per share (“Company Common Stock”) to be offered and sold in connection with the acquisition by the Company of The Titan Corporation, in such forms as they or any one of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to the performance and execution of the powers herein expressly granted, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 30th day of September, 2003.

/s/ Joseph W. Ralston
Joseph W. Ralston
Director

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Frank H. Menaker, Jr., Marian S. Block and David A. Dedman, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place, and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of Lockheed Martin Corporation (the “Company”) to one or more Registration Statements under the Securities Act of 1933, as amended, on Form S-4 or other applicable form, and any amendments thereto, and all post-effective amendments and supplements to such registration statement, including amendments filed on Form S-3 and Form S-8, for the registration of shares of common stock, $1.00 par value per share (“Company Common Stock”) to be offered and sold in connection with the acquisition by the Company of The Titan Corporation, in such forms as they or any one of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to the performance and execution of the powers herein expressly granted, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 25th day of September, 2003.

/s/ Frank Savage
Frank Savage
Director

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Frank H. Menaker, Jr., Marian S. Block and David A. Dedman, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place, and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of Lockheed Martin Corporation (the “Company”) to one or more Registration Statements under the Securities Act of 1933, as amended, on Form S-4 or other applicable form, and any amendments thereto, and all post-effective amendments and supplements to such registration statement, including amendments filed on Form S-3 and Form S-8, for the registration of shares of common stock, $1.00 par value per share (“Company Common Stock”) to be offered and sold in connection with the acquisition by the Company of The Titan Corporation, in such forms as they or any one of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to the performance and execution of the powers herein expressly granted, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 25th day of September, 2003.

/s/ Anne Stevens
Anne Stevens
Director

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Frank H. Menaker, Jr., Marian S. Block and David A. Dedman, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place, and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of Lockheed Martin Corporation (the “Company”) to one or more Registration Statements under the Securities Act of 1933, as amended, on Form S-4 or other applicable form, and any amendments thereto, and all post-effective amendments and supplements to such registration statement, including amendments filed on Form S-3 and Form S-8, for the registration of shares of common stock, $1.00 par value per share (“Company Common Stock”) to be offered and sold in connection with the acquisition by the Company of The Titan Corporation, in such forms as they or any one of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to the performance and execution of the powers herein expressly granted, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 25th day of September, 2003.

/s/ James R. Ukropina
James R. Ukropina
Director

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Frank H. Menaker, Jr., Marian S. Block and David A. Dedman, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place, and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of Lockheed Martin Corporation (the “Company”) to one or more Registration Statements under the Securities Act of 1933, as amended, on Form S-4 or other applicable form, and any amendments thereto, and all post-effective amendments and supplements to such registration statement, including amendments filed on Form S-3 and Form S-8, for the registration of shares of common stock, $1.00 par value per share (“Company Common Stock”) to be offered and sold in connection with the acquisition by the Company of The Titan Corporation, in such forms as they or any one of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to the performance and execution of the powers herein expressly granted, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 25th day of September, 2003.

/s/ Robert J. Stevens
Robert J. Stevens
President and Chief Operating Officer and Director

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Frank H. Menaker, Jr., Marian S. Block and David A. Dedman, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place, and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of Lockheed Martin Corporation (the “Company”) to one or more Registration Statements under the Securities Act of 1933, as amended, on Form S-4 or other applicable form, and any amendments thereto, and all post-effective amendments and supplements to such registration statement, including amendments filed on Form S-3 and Form S-8, for the registration of shares of common stock, $1.00 par value per share (“Company Common Stock”) to be offered and sold in connection with the acquisition by the Company of The Titan Corporation, in such forms as they or any one of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to the performance and execution of the powers herein expressly granted, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 25th day of September, 2003.

/s/ Christopher E. Kubasik
Christopher E. Kubasik
Senior Vice President and Chief Financial Officer

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Frank H. Menaker, Jr., Marian S. Block and David A. Dedman, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place, and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of Lockheed Martin Corporation (the “Company”) to one or more Registration Statements under the Securities Act of 1933, as amended, on Form S-4 or other applicable form, and any amendments thereto, and all post-effective amendments and supplements to such registration statement, including amendments filed on Form S-3 and Form S-8, for the registration of shares of common stock, $1.00 par value per share (“Company Common Stock”) to be offered and sold in connection with the acquisition by the Company of The Titan Corporation, in such forms as they or any one of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to the performance and execution of the powers herein expressly granted, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 25th day of September, 2003.

/s/ Douglas C. Yearley
Douglas C. Yearley
Director

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Frank H. Menaker, Jr., Marian S. Block and David A. Dedman, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place, and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of Lockheed Martin Corporation (the “Company”) to one or more Registration Statements under the Securities Act of 1933, as amended, on Form S-4 or other applicable form, and any amendments thereto, and all post-effective amendments and supplements to such registration statement, including amendments filed on Form S-3 and Form S-8, for the registration of shares of common stock, $1.00 par value per share (“Company Common Stock”) to be offered and sold in connection with the acquisition by the Company of The Titan Corporation, in such forms as they or any one of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to the performance and execution of the powers herein expressly granted, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 30th day of September, 2003.

/s/ Rajeev Bhalla
Rajeev Bhalla
Vice President and Controller